Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of October 13, 2020 (this “Agreement”), is entered into by and among FOGO DE CHÃO, INC., a Delaware corporation (the “Borrower”), PRIME CUT INTERMEDIATE HOLDINGS INC., a Delaware corporation (“Holdings”), the undersigned guarantors (together with Holdings, the “Guarantors”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the lenders party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Administrative Agent and certain lenders entered into that certain Credit and Guaranty Agreement, dated as of April 5, 2018 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement” and as further amended pursuant to this Agreement, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower has requested that the Administrative Agent and the undersigned Revolving Lenders (the “Revolving Lenders”), constituting the Requisite Class Lenders for the Revolving Commitments, consent to certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Revolving Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendment to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment No. 4 Effective Date (as defined below), Section 3.2 of the Credit Agreement shall be amended as follows:

(a) Section 3.2 of the Credit Agreement is hereby amended by amending and restating subsection (c) thereof to read in its entirety as follows:

“(c) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided further that, with respect to any Credit Date on or prior to April 13, 2021, any event, development or circumstance relating to COVID-19 pandemic, including its effects on the business, financial condition or operations of the Borrower and its Restricted Subsidiaries, that has been disclosed in writing to the Administrative Agent and/or the Revolving Lenders prior to the Amendment No. 4 Effective Date, including in the presentation delivered to the Administrative Agent on September 29, 2020, shall be disregarded in determining whether a Material Adverse Effect has occurred for purposes of this Section 3.2(c) as it relates to the representation and warranty set forth in Section 4.6;”.

1	Amendment No. 4 to Credit Agreement

SECTION 2. Reference to and Effect on the Credit Documents. On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Agreement. For the avoidance of doubt, this Agreement shall also constitute a Credit Document under the Amended Credit Agreement.

(b) The Credit Agreement, as specifically amended by this Agreement, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Credit Document.

SECTION 3. Conditions of Effectiveness for Agreement. This Agreement shall become effective as of the date (the “Amendment No. 4 Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):

(a) the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, Holdings, the other Guarantors and the Revolving Lenders constituting the Requisite Class Lenders for the Revolving Commitments;

(b) the Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 4 Effective Date signed on behalf of the Borrower by an Authorized Officer of the Borrower, certifying on behalf of the Borrower that:

(i). immediately before and after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties set forth in Section 4 of the Amended Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(ii). as of the Amendment No. 4 Effective Date, no event has occurred and is continuing or would result from the effectiveness of this Agreement that would constitute an Event of Default;

(c) the Administrative Agent shall have received such certificates or resolutions or incumbency certificates of the Credit Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement;

(d) to the extent invoiced at least two Business Days prior to the Amendment No. 4 Effective Date, all accrued fees and reasonable and documented fees and out-of-pocket expenses payable to the Administrative Agent shall have been paid in accordance with Section 5 of this Agreement and Section 10.5 of the Credit Agreement; and

2	Amendment No. 4 to Credit Agreement

(e) if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), the Administrative Agent shall have received, at least four Business Days prior to the Amendment No. 4 Effective Date, a certification regarding beneficial ownership with respect to the Borrower as required by the Beneficial Ownership Regulation.

SECTION 4. Representations and Warranties. Each Credit Party party hereto hereby represents and warrants to the Administrative Agent that:

(a) on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Agreement, the Credit Agreement as amended hereby and the other Credit Documents to which it is a party, and (ii) this Agreement has been duly authorized, executed and delivered by it;

(b) the representations and warranties set forth in Section 4 of the Amended Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(c) this Agreement, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

SECTION 5. Costs and Expenses. The Borrower agrees that all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith (which, in the case of fees and expenses of counsel, shall be limited to the reasonable, documented and invoiced fees and expenses of Shearman & Sterling LLP) are expenses that the Borrower is required to pay or reimburse pursuant to, and in accordance with, Section 10.5 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

3	Amendment No. 4 to Credit Agreement

SECTION 7. Governing Law and Waiver of Right of Trial by Jury. This Agreement is subject to the provisions of Sections 10.7, 10.11 and 10.15 of the Credit Agreement relating to governing law, waiver of trial by jury and submission to jurisdiction and venue, the provisions which are by this reference incorporated herein in full mutatis mutandis.

SECTION 8. Credit Party Affirmation. Each Guarantor party hereto hereby acknowledges and consents to this Agreement. The Borrower and each Guarantor party hereto hereby (a) ratifies and confirms all of its respective obligations and liabilities under the Credit Documents (as amended by the Agreement) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and, in the case of each Guarantor party hereto, extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrower under the Credit Agreement; and (b) acknowledges and confirms that the liens and security interests granted by it pursuant to the Collateral Documents to which it is a party are and continue to be valid and perfected liens and security interests in the Collateral (subject only to Liens permitted under the Credit Documents) that secure all of the obligations of such Credit Party under the Credit Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected immediately prior to giving effect to the execution and delivery of this Agreement.

SECTION 9. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any instrument securing the same, which shall remain in full force and effect. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties under any Credit Document from any of its obligations and liabilities as a Borrower, Guarantor or pledgor under any of the Credit Documents.

The Borrower further confirms, acknowledges and agrees that any amounts owed to any Secured Party under the Amended Credit Agreement are part of the definition of “Obligations of the Borrower” (as defined in the Credit Agreement).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4	Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

FOGO DE CHÃO, INC.,
as Borrower

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

PRIME CUT INTERMEDIATE HOLDINGS INC.,

as Holdings

By:	/s/ Lucas Flynn
Name: Lucas Flynn
Title: Vice President

BRASA (PURCHASER) INC.,
BRASA (HOLDINGS) INC.,
FOGO DE CHÃO CHURRASCARIA (BELLEVUE) INC., as Guarantors

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

FOGO DE CHÃO (HOLDINGS) INC., as a Guarantor

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

Signature Page to

Amendment No. 4 to Credit Agreement

FOGO DE CHÃO CHURRASCARIA (BALTIMORE) LLC,
FOGO DE CHÃO CHURRASCARIA (DENVER) LLC,
FOGO DE CHÃO CHURRASCARIA (INDIANAPOLIS) LLC,
FOGO DE CHÃO CHURRASCARIA (KANSAS CITY) LLC,

FOGO DE CHÃO CHURRASCARIA (SUNRISE FLORIDA) LLC,

FOGO DE CHÃO CHURRASCARIA (PORTLAND) LLC,

FOGO DE CHÃO CHURRASCARIA (SAN FRANCISCO) LLC,

FOGO DE CHÃO CHURRASCARIA (LAS VEGAS) LLC,

FOGO DE CHÃO CHURRASCARIA (WASHINGTON, D.C.) LLC,

FOGO DE CHÃO CHURRASCARIA (MIAMI) LLC,

FOGO DE CHÃO CHURRASCARIA (MINNEAPOLIS) LLC,

FOGO DE CHAO CHURRASCARIA (ORLANDO) LLC,

FOGO DE CHÃO CHURRASCARIA (PHILADELPHIA) LLC,

FOGO DE CHAO CHURRASCARIA (PHOENIX) LLC,

FOGO DE CHÃO CHURRASCARIA (LOS ANGELES) LLC,

FOGO DE CHÃO CHURRASCARIA (DUNWOODY ATLANTA) LLC,

as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

Signature Page to

Amendment No. 4 to Credit Agreement

FOGO DE CHÃO CHURRASCARIA (NAPERVILLE) LLC,

FOGO DE CHÃO CHURRASCARIA (ROSEMONT) LLC,

FOGO DE CHÃO 53RD STREET, NEW YORK LLC,

FOGO DE CHÃO CHURRASCARIA (SAN JOSE) LLC,

FOGO DE CHÃO CHURRASCARIA (BOSTON) LLC,

FOGO DE CHÃO CHURRASCARIA (SAN DIEGO) LLC,

FOGO DE CHÃO CHURRASCARIA (PITTSBURGH) LLC,

FOGO DE CHÃO CHURRASCARIA (KING OF PRUSSIA) LLC,

FOGO DE CHÃO CHURRASCARIA (NEW ORLEANS) LLC,

FOGO DE CHÃO (MEXICO) LLC,

FOGO DE CHÃO CHURRASCARIA (TYSONS) LLC,

FOGO DE CHÃO CHURRASCARIA (JACKSONVILLE) LLC,

FOGO DE CHÃO CHURRASCARIA (TROY) LLC,

FOGO DE CHÃO CHURRASCARIA (LONG ISLAND) LLC,

FOGO DE CHÃO CHURRASCARIA (WHITE PLAINS) LLC,

FOGO DE CHÃO CHURRASCARIA (ST. LOUIS) LLC,

FOGO DE CHÃO CHURRASCARIA (PARK MEADOW) LLC,

as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

Signature Page to

Amendment No. 4 to Credit Agreement

FOGO DE CHÃO CHURRASCARIA (ONE UPTOWN), LLC,
FOGO DE CHÃO CHURRASCARIA (WOODLANDS) LLC,
FOGO DE CHAO CHURRASCARIA (LEGACY PLANO) LLC,
FOGO DE CHÃO CHURRASCARIA (AUSTIN) LLC,
FOGO DE CHÃO CHURRASCARIA (SAN ANTONIO) LLC,
FOGO DE CHAO CHURRASCARIA (TEXAS GP) LLC,
FOGO DE CHÃO CHURRASCARIA (DALLAS) LLC,
VARZEA ALEGRE (DALLAS) LLC,
FOGO DE CHÃO CHURRASCARIA (HOUSTON) LLC,
VARZEA ALEGRE II (HOUSTON) LLC,
FOGO DE CHAO CHURRASCARIA (ATLANTA) LLC,
FOGO DE CHAO CHURRASCARIA (CALIFORNIA), LLC,
FOGO DE CHÃO CHURRASCARIA (CHICAGO) LLC,
as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

Signature Page to

Amendment No. 4 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

Signature Page to

Amendment No. 4 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

Signature Page to

Amendment No. 4 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Revolving Lender

By:	/s/ Matt Virtue
Name: Matt Virtue
Title: Director

Signature Page to

Amendment No. 4 to Credit Agreement